Exhibit 99.2

EMPIRE STATE REALTY TRUST

Supplemental Operating and Financial Data

For the Quarter Ended September 30, 2016

Third Quarter 2016

Forward-looking Statements

We make forward-looking statements in this supplemental package within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You should not rely on them as predictions of future events. For these statements, we claim the protections of the safe harbor for forward-looking statements contained in such Sections.

You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or similar words or phrases in the positive or negative. In particular, forward looking statements include those pertaining to our capital resources, portfolio performance, dividend policy, results of operations, anticipated growth in our portfolio from operations, acquisitions, and market conditions and demographics.

Forward-looking statements involve numerous risks and uncertainties, many of which are difficult to predict and generally beyond our control. They depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all).

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: changes in our industry and markets, either nationally or in Manhattan or the greater New York metropolitan area; resolution of the litigations and arbitration involving our company; reduced demand for office or retail space; general volatility of the capital and credit markets and the market price of our Class A common stock and listed operating partnership units; changes in our business strategy; defaults on, early terminations of, or non-renewal of, leases by tenants; bankruptcy or insolvency of a major tenant or a significant number of smaller tenants; litigation; fluctuations in interest rates; increased operating costs; declining real estate valuations and impairment charges; availability, terms and deployment of capital; our failure to obtain necessary outside financing; our expected leverage; decreased rental rates or increased vacancy rates; breach of or the expiration of our ground lease; our failure to generate sufficient cash flows to service our outstanding indebtedness; our failure to redevelop, renovate and reposition properties successfully or on the anticipated timeline or at the anticipated costs; difficulties in identifying properties to acquire and completing acquisitions; risks of real estate acquisitions, dispositions and development (including our Metro Tower development site), including construction delays and cost overruns; our failure to operate acquired properties and operations successfully; our ability to manage our growth effectively; changes in governmental regulations, tax laws and rates and similar matters; estimates relating to our ability to make distributions to our securityholders in the future; our failure to qualify as a REIT; a future terrorist event in the U.S.; environmental uncertainties and risks related to adverse weather conditions and natural disasters; lack or insufficient amounts of insurance; financial market fluctuations; availability of, and our ability to attract and retain, qualified personnel; conflicts of interest affecting our senior management team; competition; changes in real estate and zoning laws and increases in real property tax rates; and our ability to comply with the laws, rules and regulations applicable to companies and, in particular, public companies. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes after the date of this presentation, except as required by applicable law. For a further discussion of these and other factors that could impact our future results, performance or transactions, see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015 and other risks described in documents we subsequently file from time to time with the Securities and Exchange Commission.

Third Quarter 2016

COMPANY PROFILE

Empire State Realty Trust, Inc., or the Company, is a leading real estate investment trust (REIT) that owns, manages, operates, acquires and repositions office and retail properties in Manhattan and the greater New York metropolitan area, including the Empire State Building, the world’s most famous building.

BOARD OF DIRECTORS

Anthony E. Malkin	Chairman and Chief Executive Officer
William H. Berkman	Director
Alice M. Connell	Director, Chair of Finance Committee
Thomas J. DeRosa	Director
Steven J. Gilbert	Director, Lead Director
S. Michael Giliberto	Director, Chair of Audit Committee
James D. Robinson IV	Director, Chair of Compensation and Nominating/Corporate Governance Committees

EXECUTIVE MANAGEMENT

Anthony E. Malkin	Chairman and Chief Executive Officer
John B. Kessler	President and Chief Operating Officer
Thomas P. Durels	Executive Vice President and Director of Leasing and Operations
David A. Karp	Executive Vice President and Chief Financial Officer
Thomas N. Keltner, Jr.	Executive Vice President, General Counsel and Secretary

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	New York Stock Exchange
111 West 33rd Street	David A. Karp	Trading Symbol: ESRT
New York, NY 10120	IR@empirestaterealtytrust.com
www.empirestaterealtytrust.com
(212) 687-8700

RESEARCH COVERAGE

Bank of America Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com
BMO Capital Markets Corp.	John Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Capital One Securities, Inc.	Thomas Lesnick	(571) 633-8191	thomas.lesnick@capitalone.com
Goldman Sachs & Co.	Brad Burke	(917) 343-2082	brad.burke@gs.com
Green Street Advisors	Jed Reagan	(949) 640-8780	jreagan@greenstreetadvisors.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

Third Quarter 2016

Financial Highlights

(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
Selected Items:	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Revenue	$175,848	$165,815	$157,074	$165,200	$175,779
Net income	$32,897	$24,640	$16,705	$19,370	$26,085
EBITDA (1)	$90,959	$82,506	$73,205	$82,254	$90,471
Cash net operating income (1)	$93,715	$89,542	$76,459	$83,066	$89,490
Core funds from operations (“Core FFO”) (1)	$71,938	$64,750	$58,154	$66,179	$70,573
Core funds available for distribution (“Core FAD”) (1)	$59,712	$49,798	$48,141	$52,552	$59,197
Core FFO per share - diluted	$0.26	$0.24	$0.22	$0.25	$0.27
Dividends declared and paid per share	$0.105	$0.105	$0.085	$0.085	$0.085

Portfolio Statistics:
Number of properties	20	20	20	20	20
Total rentable square footage	10,125,119	10,077,905	10,080,601	10,063,752	10,087,018
Percent occupied (2)	87.9%	86.6%	88.2%	87.3%	87.4%
Percent leased (3)	90.3%	89.4%	89.8%	89.1%	90.0%

Observatory Metrics:
Number of visitors	1,340,000	1,124,000	719,000	949,000	1,327,000
Change in visitors year over year	1.0%	-3.5%	15.6%	-4.8%	-5.5%
Observatory revenues	$38,093	$31,838	$21,181	$27,647	$35,702
Change in revenues year over year	6.7%	4.0%	16.5%	-1.8%	0.1%

Ratios:
Consolidated Debt to Total Market Capitalization (4)	20.5%	24.5%	25.6%	25.1%	26.2%
Consolidated Net Debt to Total Market Capitalization (4)	14.0%	24.1%	25.0%	24.6%	25.7%
Consolidated Debt and Perpetual Preferred Units to Total Market Capitalization (4)	20.8%	24.9%	26.0%	25.5%	26.6%
Consolidated Net Debt and Perpetual Preferred Units to Total Market Capitalization (4)	14.4%	24.5%	25.5%	25.0%	26.1%
Consolidated Debt to EBITDA (5)	4.9x	5.1x	4.9x	5.1x	5.1x
Consolidated Net Debt to EBITDA (5)	3.1x	5.0x	4.8x	4.9x	5.0x
Interest Coverage Ratio	5.7x	5.5x	4.7x	5.3x	5.4x
Core FFO Payout Ratio (6)	44%	44%	40%	34%	32%
Core FAD Payout Ratio (7)	53%	57%	48%	43%	38%

Class A common stock price at quarter end	$20.95	$18.99	$17.53	$18.07	$17.03
Average closing price	$20.67	$18.76	$16.51	$17.95	$17.19
Dividends per share - annualized	$0.42	$0.42	$0.34	$0.34	$0.34
Dividend yield (8)	2.0%	2.2%	1.9%	1.9%	2.0%
Private Perpetual Preferred Units outstanding ($16.62 liquidation value)	1,560,360	1,560,360	1,560,360	1,560,360	1,560,360

Class A common stock	153,828,060	122,781,134	120,639,410	118,903,312	116,823,306
Class B common stock	1,097,584	1,100,089	1,107,290	1,120,067	1,130,728
Operating partnership units	144,173,889	145,607,456	147,692,115	147,550,632	149,625,374

Total common stock and operating partnership units outstanding	299,099,533	269,488,679	269,438,815	267,574,011	267,579,408

Notes:

(1)	Represents non-GAAP financial measures. For a discussion on what these metrics represent and why the Company presents them, see page 24 and for a reconciliation of these metrics to net income, see pages 19 and 20.
(2)	Based on leases signed and commenced as of end of period.
(3)	Represents occupancy and includes signed leases not commenced.
(4)	Market capitalization represents the sum of (i) Company’s common stock per share price as of September 30, 2016 multiplied by the total outstanding number of shares of common stock and operating partnership units as of September 30, 2016; (ii) the number of perpetual preferred units at September 30, 2016 multiplied by $16.62 and (iii) our outstanding indebtedness or net indebtedness as of September 30, 2016.
(5)	Calculated based on trailing 12 months EBITDA.
(6)	Represents the amount of Core FFO paid out in distributions.
(7)	Represents the amount of Core FAD paid out in distributions.
(8)	Based on the closing price per share of Class A common stock on September 30, 2016.

Third Quarter 2016

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended September 30, 2016
		Manhattan	Greater New York	Standalone
	Total	Office	Office	Retail
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory

Number of properties	20	9	5	6
Square feet	10,125,119	8,055,809	1,864,858	204,452
Occupancy (2)	87.9%	86.3%	93.4%	99.4%

Revenue	$175,444	$113,451	$19,225	$4,675	$38,093
Operating expenses	(72,857)	(55,612)	(8,279)	(1,716)	(7,250)

Net operating income	102,587	57,839	10,946	2,959	30,843
Straight-line rent	(9,619)	(9,914)	271	24	—
Above/below-market lease amortization	(1,210)	(1,210)	—	—	—
Below-market ground lease amortization	1,957	1,957	—	—	—

Cash net operating income	$93,715	$48,672	$11,217	$2,983	$30,843

Leasing activity
Total leases executed	51	40	8	3
Total square footage executed	348,770	283,199	59,812	5,759
Average rent psf - leases executed	$57.61	$59.16	$33.44	$211.43
Previously escalated rents psf	$44.24	$42.27	$34.14	$237.87
Percentage of new rent over previously escalated rents	30.2%	40.0%	-2.0%	-11.1%
Weighted average lease term	9.6 years

Leasing commission costs per square foot	$20.24	$22.83	$8.76	$12.01
Tenant improvement costs per square foot	70.31	79.77	31.63	6.95

Total LC and TI per square foot (3)	$90.55	$102.60	$40.39	$18.96

Total Portfolio	Office	Retail	Total
Total square footage executed	324,396	24,374	348,770
Average rent psf - leases executed	$54.12	$99.07	$57.61
Previously escalated rents psf	$38.23	$122.27	$44.24
Percentage of new rent over previously escalated rents	41.6%	-19.0%	30.2%

Manhattan Office Portfolio	Office	Retail	Total
Total square footage executed	264,584	18,615	283,199
Average rent psf - leases executed	$58.80	$64.30	$59.16
Previously escalated rents psf	$39.15	$86.51	$42.27
Percentage of new rent over previously escalated rents	50.2%	-25.7%	40.0%

Third Quarter 2016

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended June 30, 2016
		Manhattan	Greater New York	Standalone
	Total	Office	Office	Retail
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory

Number of properties	20	9	5	6
Square feet	10,077,905	8,009,636	1,863,817	204,452
Occupancy (2)	86.6%	84.5%	94.6%	99.4%

Revenue	$165,392	$108,962	$20,126	$4,466	$31,838
Operating expenses	(70,168)	(53,429)	(8,304)	(1,540)	(6,895)

Net operating income	95,224	55,533	11,822	2,926	24,943
Straight-line rent	(6,796)	(6,869)	(5)	78	—
Above/below-market lease amortization	(844)	(844)	—	—	—
Below-market ground lease amortization	1,958	1,958	—	—	—

Cash net operating income	$89,542	$49,778	$11,817	$3,004	$24,943

Leasing activity
Total leases executed	45	39	5	1
Total square footage executed	176,533	156,745	18,604	1,184
Average rent psf - leases executed	$59.09	$59.72	$33.73	$375.00
Previously escalated rents psf	$42.39	$41.25	$39.40	$240.63
Percentage of new rent over previously escalated rents	39.4%	44.8%	-14.4%	55.8%
Weighted average lease term	7.9 years

Leasing commission costs per square foot	$17.00	$17.73	$3.95	$124.35
Tenant improvement costs per square foot	55.67	60.29	20.29	—

Total LC and TI per square foot (3)	$72.67	$78.02	$24.24	$124.35

Total Portfolio	Office	Retail	Total
Total square footage executed	175,349	1,184	176,533
Average rent psf - leases executed	$56.96	$375.00	$59.09
Previously escalated rents psf	$41.05	$240.63	$42.39
Percentage of new rent over previously escalated rents	38.8%	55.8%	39.4%

Manhattan Office Portfolio	Office	Retail	Total
Total square footage executed	156,745	—	156,745
Average rent psf - leases executed	$59.72	$—	$59.72
Previously escalated rents psf	$41.25	$—	$41.25
Percentage of new rent over previously escalated rents	44.8%	—	44.8%

Third Quarter 2016

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended March 31, 2016
		Manhattan	Greater New York	Standalone
	Total	Office	Office	Retail
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory

Number of properties	20	9	5	6
Square feet	10,080,601	8,013,014	1,863,135	204,452
Occupancy (2)	88.2%	86.5%	94.5%	99.4%

Revenue	$156,529	$110,730	$19,954	$4,664	$21,181
Operating expenses	(72,717)	(55,260)	(8,048)	(1,654)	(7,755)

Net operating income	83,812	55,470	11,906	3,010	13,426
Straight-line rent	(5,080)	(5,278)	202	(4)	—
Above/below-market lease amortization	(4,231)	(4,231)	—	—	—
Below-market ground lease amortization	1,958	1,958	—	—	—

Cash net operating income	$76,459	$47,919	$12,108	$3,006	$13,426

Leasing activity
Total leases executed	47	36	11	—
Total square footage executed	255,723	196,693	59,030	—
Average rent psf - leases executed	$61.63	$69.73	$30.00	$—
Previously escalated rents psf	$43.12	$45.18	$35.06	$—
Percentage of new rent over previously escalated rents	42.9%	54.3%	-14.4%	—
Weighted average lease term	10.4 years

Leasing commission costs per square foot	$20.60	$25.17	$5.39	$—
Tenant improvement costs per square foot	58.14	68.73	22.88	—

Total LC and TI per square foot (3)	$78.74	$93.90	$28.27	$—

Total Portfolio	Office	Retail	Total
Total square footage executed	242,098	13,625	255,723
Average rent psf - leases executed	$52.29	$207.39	$61.63
Previously escalated rents psf	$39.66	$99.48	$43.12
Percentage of new rent over previously escalated rents	31.9%	108.5%	42.9%

Manhattan Office Portfolio	Office	Retail	Total
Total square footage executed	183,068	13,625	196,693
Average rent psf - leases executed	$59.48	$207.39	$69.73
Previously escalated rents psf	$41.14	$99.48	$45.18
Percentage of new rent over previously escalated rents	44.6%	108.5%	54.3%

Third Quarter 2016

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended December 31, 2015
		Manhattan	Greater New York	Standalone
	Total	Office	Office	Retail
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory

Number of properties	20	9	5	6
Square feet	10,063,752	7,998,804	1,860,496	204,452
Occupancy (2)	87.3%	85.4%	93.9%	100.0%

Revenue	$164,725	$112,958	$19,234	$4,886	$27,647
Operating expenses	(73,034)	(54,263)	(8,350)	(1,638)	(8,783)

Net operating income	91,691	58,695	10,884	3,248	18,864
Straight-line rent	(5,892)	(5,934)	(23)	65	—
Above/below-market lease amortization	(4,691)	(4,691)	—	—	—
Below-market ground lease amortization	1,958	1,958	—	—	—

Cash net operating income	$83,066	$50,028	$10,861	$3,313	$18,864

Leasing activity
Total leases executed	39	36	3	— (4)
Total square footage executed	198,216	174,169	24,047	—
Average rent psf - leases executed	$50.60	$53.66	$25.05	$—
Previously escalated rents psf	$37.75	$39.25	$26.43	$—
Percentage of new rent over previously escalated rents	34.0%	36.7%	-5.2%	—

Leasing commission costs per square foot	$14.82	$15.98	$6.41	$—
Tenant improvement costs per square foot	47.66	50.52	26.94	—

Total LC and TI per square foot (3)	$62.48	$66.50	$33.35	$—

Total Portfolio	Office	Retail	Total
Total square footage executed	198,216	—	198,216
Average rent psf - leases executed	$50.60	$—	$50.60
Previously escalated rents psf	$37.75	$—	$37.75
Percentage of new rent over previously escalated rents	34.0%	—	34.0%

Manhattan Office Portfolio	Office	Retail	Total
Total square footage executed	174,169	—	174,169
Average rent psf - leases executed	$53.66	$—	$53.66
Previously escalated rents psf	$39.25	$—	$39.25
Percentage of new rent over previously escalated rents	36.7%	—	36.7%

Third Quarter 2016

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended September 30, 2015
		Manhattan	Greater New York	Standalone
	Total	Office	Office	Retail
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory

Number of properties	20	9	5	6
Square feet	10,087,018	8,021,017	1,861,549	204,452
Occupancy (2)	87.4%	85.7%	93.6%	100.0%

Revenue	$172,661	$112,633	$19,426	$4,900	$35,702
Operating expenses	(74,892)	(57,178)	(8,345)	(1,473)	(7,896)

Net operating income	97,769	55,455	11,081	3,427	27,806
Straight-line rent	(5,441)	(5,608)	97	70	—
Above/below-market lease amortization	(4,795)	(4,795)	—	—	—
Below-market ground lease amortization	1,957	1,957	—	—	—

Cash net operating income	$89,490	$47,009	$11,178	$3,497	$27,806

Leasing activity
Total leases executed	67	55	12	—
Total square footage executed	338,477	286,746	51,731	—
Average rent psf - leases executed	$53.55	$57.08	$33.96	$—
Previously escalated rents psf	$39.82	$40.91	$33.75	$—
Percentage of new rent over previously escalated rents	34.5%	39.5%	0.6%	—

Leasing commission costs per square foot	$14.57	$16.08	$6.24	$—
Tenant improvement costs per square foot	55.16	59.29	32.30	—

Total LC and TI per square foot (3)	$69.73	$75.37	$38.54	$—

Total Portfolio	Office	Retail	Total
Total square footage executed	335,904	2,573	338,477
Average rent psf - leases executed	$51.89	$269.80	$53.55
Previously escalated rents psf	$39.06	$138.63	$39.82
Percentage of new rent over previously escalated rents	32.9%	94.6%	34.5%

Manhattan Office Portfolio	Office	Retail	Total
Total square footage executed	284,173	2,573	286,746
Average rent psf - leases executed	$55.15	$269.80	$57.08
Previously escalated rents psf	$40.02	$138.63	$40.91
Percentage of new rent over previously escalated rents	37.8%	94.6%	39.5%

Notes:

(1)	Includes 502,429 rentable square feet of retail space in the Company’s nine Manhattan office properties.
(2)	Based on leases signed and commenced as of period end.
(3)	Presents all tenant improvement and leasing commission costs as if they were incurred in the period in which the lease was signed, which may be different than the period in which they were actually paid.
(4)	Excludes a standalone retail tenant that exercised a below-market renewal option contained within its lease for 48,377 square feet.

Third Quarter 2016

Property Detail

(unaudited)

Property Name	Location or Sub-Market	Rentable Square Feet (1)	Percent Occupied (2)	Annualized Rent (3)	Annualized Rent per Occupied Square Foot (4)	Number of Leases (5)
Manhattan Office Properties - Office
The Empire State Building (6)	Penn Station -Times Sq. South	2,706,003	90.8%	$129,791,659	$52.81	180
One Grand Central Place	Grand Central	1,240,233	81.8%	54,279,077	53.52	235
1400 Broadway (8)	Penn Station -Times Sq. South	905,248	90.8%	37,488,039	45.63	45
111 West 33rd Street (9)	Penn Station -Times Sq. South	632,856	65.4%	20,446,748	49.41	20
250 West 57th Street	Columbus Circle - West Side	488,731	76.4%	20,487,488	54.90	98
501 Seventh Avenue	Penn Station -Times Sq. South	458,923	98.8%	19,222,535	42.41	38
1359 Broadway	Penn Station -Times Sq. South	455,260	91.6%	20,710,088	49.65	33
1350 Broadway (10)	Penn Station -Times Sq. South	373,602	81.5%	16,217,369	53.29	59
1333 Broadway	Penn Station -Times Sq. South	292,524	98.8%	13,726,666	47.50	9

Manhattan Office Properties - Office		7,553,380	86.6%	332,369,670	50.79	717

Manhattan Office Properties - Retail
The Empire State Building (7)	Penn Station -Times Sq. South	116,713	74.0%	13,691,607	158.45	15
One Grand Central Place	Grand Central	67,581	99.0%	7,366,859	110.15	15
1400 Broadway (8)	Penn Station -Times Sq. South	22,440	66.6%	1,656,114	110.76	9
112 West 34th Street (9)	Penn Station -Times Sq. South	87,152	54.1%	18,082,533	383.81	3
250 West 57th Street	Columbus Circle - West Side	48,962	100.0%	8,019,575	163.79	8
501 Seventh Avenue	Penn Station -Times Sq. South	35,331	96.8%	1,932,095	56.47	9
1359 Broadway	Penn Station -Times Sq. South	27,243	49.2%	1,556,506	116.03	5
1350 Broadway (10)	Penn Station -Times Sq. South	31,774	100.0%	6,712,582	211.26	6
1333 Broadway	Penn Station -Times Sq. South	65,233	97.2%	7,598,667	119.86	3

Manhattan Office Properties - Retail		502,429	81.0%	66,616,537	163.63	73

Sub-Total/Weighted Average
Manhattan Office Properties - Office and Retail		8,055,809	86.3%	398,986,207	57.40	790

Greater New York Metropolitan Area
Office Properties
First Stamford Place (11)	Stamford, CT	795,770	96.1%	32,213,774	42.11	58
Metro Center	Stamford, CT	282,091	96.8%	15,221,910	55.73	30
383 Main Avenue	Norwalk, CT	262,288	91.0%	7,419,033	31.07	24
500 Mamaroneck Avenue	Harrison, NY	294,412	89.4%	7,540,377	28.64	32
10 Bank Street	White Plains, NY	230,297	87.5%	7,216,694	35.82	30

Sub-Total/Weighted Average Greater New York
Metropolitan Area Office Properties		1,864,858	93.4%	69,611,787	39.97	174

Standalone Retail Properties
10 Union Square	Union Square	58,005	98.0%	6,322,723	111.27	12
1542 Third Avenue	Upper East Side	56,250	100.0%	3,476,005	61.80	4
1010 Third Avenue	Upper East Side	44,662	100.0%	3,547,713	79.43	2
77 West 55th Street	Midtown	24,102	100.0%	2,605,894	108.12	3
69-97 Main Street	Westport, CT	17,103	100.0%	2,196,199	128.41	5
103-107 Main Street	Westport, CT	4,330	100.0%	726,195	167.71	1

Sub-Total/Weighted Average Standalone
Retail Properties		204,452	99.4%	18,874,729	92.86	27

Portfolio Total		10,125,119	87.9%	$487,472,723	$54.79	991

Total/Weighted Average Office Properties		9,418,238	88.0%	$401,981,457	$48.51	891
Total/Weighted Average Retail Properties		706,881	86.3%	85,491,266	140.06	100

Portfolio Total		10,125,119	87.9%	$487,472,723	$54.79	991

Notes:

(1)	Excludes (i) 151,000 square feet of space across the Company’s portfolio attributable to building management use and tenant amenities and (ii) 69,789 square feet of space attributable to the Company’s observatory.
(2)	Based on leases signed and commenced as of September 30, 2016.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents annualized rent under leases commenced as of September 30, 2016 divided by occupied square feet.
(5)	Represents the number of leases at each property or on a portfolio basis. If a tenant has more than one lease, whether or not at the same property, but with different expirations, the number of leases is calculated equal to the number of leases with different expirations.
(6)	Includes 86,902 rentable square feet of space leased by the Company’s broadcasting tenants.
(7)	Includes 5,300 rentable square feet of space leased by WDGF North America, a licensee of the Company’s observatory.
(8)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 47 years (expiring December 31, 2063).
(9)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 61 years (expiring May 31, 2077).
(10)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 34 years (expiring July 31, 2050).
(11)	First Stamford Place consists of three buildings.

Third Quarter 2016

Tenant Lease Expirations

(unaudited)

Total Lease Expirations	Number of Leases Expiring (1)	Rentable Square Feet Expiring (2)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (3)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	985,319	9.7%	$—	0.0%	$—
Signed leases not commenced	20	243,475	2.4%	—	0.0%	—
2016	52	175,090	1.7%	8,681,133	1.8%	49.58
2017	169	675,157	6.7%	34,117,088	7.0%	50.53
2018	165	818,951	8.1%	41,403,523	8.5%	50.56
2019	125	729,579	7.2%	36,809,591	7.6%	50.45
2020	139	1,002,850	9.9%	52,072,311	10.7%	51.92
2021	91	738,508	7.3%	39,580,795	8.1%	53.60
2022	52	539,655	5.3%	29,499,974	6.1%	54.66
2023	48	533,325	5.3%	29,327,199	6.0%	54.99
2024	34	445,239	4.4%	25,139,113	5.2%	56.46
2025	38	288,693	2.9%	22,725,737	4.7%	78.72
Thereafter	77	2,949,278	29.1%	168,116,259	34.5%	57.00

Total	1,010	10,125,119	100.0%	$487,472,723	100.0%	$54.79

Notes:

(1)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(2)	Excludes (i) 151,000 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 69,789 square feet of space attributable to the Company’s observatory.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.

Third Quarter 2016

Tenant Lease Expirations

(unaudited)

Manhattan Office Properties (1)	Number of Leases Expiring (2)	Rentable Square Feet Expiring (3)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (4)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	794,333	10.5%	$—	0.0%	$—
Signed leases not commenced	16	214,763	2.8%	—	0.0%	—
2016	42	155,944	2.1%	7,877,911	2.4%	50.52
2017	142	489,542	6.5%	24,059,295	7.2%	49.15
2018	126	560,419	7.4%	29,993,190	9.0%	53.52
2019	93	446,235	5.9%	22,184,452	6.7%	49.71
2020	100	702,527	9.3%	36,281,746	10.9%	51.64
2021	54	483,596	6.4%	25,155,899	7.6%	52.02
2022	33	243,646	3.2%	13,656,929	4.1%	56.05
2023	37	396,790	5.3%	19,844,116	6.0%	50.01
2024	18	263,376	3.5%	12,701,439	3.8%	48.23
2025	21	171,230	2.3%	9,507,900	2.9%	55.53
Thereafter	51	2,630,979	34.8%	131,106,793	39.4%	49.83

Total Manhattan office properties	733	7,553,380	100.0%	332,369,670	100.0%	50.79

Greater New York Metropolitan Area Office Properties
Available	—	108,323	5.8%	—	0.0%	—
Signed leases not commenced	3	14,884	0.8%	—	0.0%	—
2016	4	17,205	0.9%	545,098	0.8%	31.68
2017	21	139,166	7.5%	5,799,691	8.3%	41.67
2018	32	237,427	12.7%	8,899,851	12.8%	37.48
2019	22	248,932	13.3%	9,501,759	13.6%	38.17
2020	28	242,866	13.0%	10,114,073	14.5%	41.64
2021	31	225,410	12.1%	9,684,189	13.9%	42.96
2022	10	203,241	10.9%	7,729,231	11.1%	38.03
2023	6	118,242	6.3%	5,259,203	7.6%	44.48
2024	3	149,541	8.0%	6,638,480	9.5%	44.39
2025	10	83,805	4.5%	2,954,140	4.2%	35.25
Thereafter	6	75,816	4.2%	2,486,072	3.6%	32.79

Total greater New York metropolitan area office properties	176	1,864,858	100.0%	69,611,787	100.0%	39.97

Retail Properties
Available	—	82,663	11.7%	—	0.0%	—
Signed leases not commenced	1	13,828	2.0%	—	0.0%	—
2016	6	1,941	0.3%	258,124	0.3%	132.99
2017	6	46,449	6.6%	4,258,102	5.0%	91.67
2018	7	21,105	3.0%	2,510,482	2.9%	118.95
2019	10	34,412	4.9%	5,123,380	6.0%	148.88
2020	11	57,457	8.1%	5,676,492	6.6%	98.80
2021	6	29,502	4.2%	4,740,707	5.5%	160.69
2022	9	92,768	13.1%	8,113,814	9.5%	87.46
2023	5	18,293	2.6%	4,223,880	4.9%	230.90
2024	13	32,322	4.6%	5,799,194	6.8%	179.42
2025	7	33,658	4.8%	10,263,697	12.0%	304.94
Thereafter	20	242,483	34.1%	34,523,394	40.4%	142.37

Total retail properties	101	706,881	100.0%	85,491,266	100.0%	140.06

Total portfolio lease expirations	1,010	10,125,119	100.0%	$487,472,723	100.0%	$54.79

Notes:

(1)	Excludes (i) retail space in the Company’s Manhattan office properties and (ii) the Empire State Building broadcasting licenses and observatory operations.
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Excludes (i) 151,000 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 69,789 square feet of space attributable to the Company’s observatory.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.

Third Quarter 2016

Tenant Lease Expirations

(unaudited)

Empire State Building Office (1)	Number of Leases Expiring (2)	Rentable Square Feet Expiring (3)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (4) (5)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	208,460	7.7%	$—	0.0%	$—
Signed leases not commenced	4	39,700	1.5%	—	0.0%	—
2016	8	28,830	1.1%	1,593,778	1.2%	55.28
2017	25	84,687	3.1%	4,773,489	3.7%	56.37
2018	17	71,998	2.7%	3,891,190	3.0%	54.05
2019	16	65,174	2.4%	3,286,877	2.5%	50.43
2020	40	318,893	11.8%	17,862,756	13.8%	56.01
2021	17	109,598	4.1%	6,070,627	4.7%	55.39
2022	13	62,204	2.3%	3,989,825	3.1%	64.14
2023	10	61,306	2.3%	3,343,986	2.6%	54.55
2024	7	63,161	2.3%	3,649,241	2.8%	57.78
2025	6	57,285	2.1%	3,001,864	2.3%	52.40
Thereafter	21	1,534,707	56.6%	78,328,026	60.3%	51.04

Total Empire State Building office	184	2,706,003	100.0%	$129,791,659	100.0%	$52.81

Empire State Building Broadcasting Licenses and Leases	Annualized Base Rent (6)	Annualized Expense Reimbursements	Annualized Rent (4)	Percent of Annualized Rent
2016	$18,450	$14,645	$33,095	0.1%
2017	5,341,238	3,499,422	8,840,660	30.2%
2018	5,196,936	2,680,319	7,877,255	26.9%
2019	212,240	47,600	259,840	0.9%
2020	2,004,144	384,299	2,388,444	8.2%
2021	2,186,388	322,425	2,508,812	8.6%
2022	2,100,918	307,408	2,408,326	8.2%
2023	651,922	110,495	762,417	2.6%
2024	44,558	42,207	86,765	0.3%
2025	1,599,000	298,043	1,897,043	6.5%
Thereafter	1,863,800	371,430	2,235,230	7.6%

Total Empire State Building broadcasting licenses and leases	$21,219,593	$8,078,294	$29,297,887	100.0%

Notes:

(1)	Excludes retail space, broadcasting licenses and observatory operations
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Excludes 25,937 rentable square feet of space attributable to building management use.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(5)	Includes approximately $4.6 million of annualized rent related to physical space occupied by broadcasting tenants for their broadcasting operations. Does not include license fees charged to broadcasting tenants.
(6)	Represents license fees for the use of the Empire State Building mast and base rent for physical space occupied by broadcasting tenants.

Third Quarter 2016

20 Largest Tenants and Portfolio Tenant Diversification by Industry

(unaudited)

20 Largest Tenants	Property	Lease Expiration (1)	Weighted Average Remaining Lease Term(2)	Total Occupied Square Feet (3)	Percent of Portfolio Rentable Square Feet (4)	Annualized Rent (5)	Percent of Portfolio Annualized Rent (6)

1. Global Brands Group	ESB, 1333 B’Way, 111 West 33rd	June 2017-Oct. 2028	11.0 years	676,160	6.7%	$31,335,048	6.4%
2. Coty	ESB	Jan. 2030	13.3 years	312,217	3.1%	16,020,784	3.3%
3. LinkedIn	ESB	Feb. 2026	9.4 years	278,023	2.7%	14,526,128	3.0%
4. Sephora	112 West 34th Street	Jan. 2029	12.3 years	11,334	0.1%	10,432,766	2.1%
5. PVH Corp.	501 West 57th Street	June 2017-Oct. 2028	11.8 years	217,293	2.1%	9,157,093	1.9%
6. Thomson Reuters	Metro Center, First Stamford Place	Apr. 2018-Apr. 2020	2.8 years	147,208	1.5%	7,502,455	1.5%
7. Li & Fung	1359 Broadway	Oct. 2021-Oct. 2023	5.6 years	149,436	1.5%	7,217,068	1.5%
8. Federal Deposit Insurance Corporation	ESB	Feb. 2020	3.3 years	121,879	1.2%	7,025,456	1.4%
9. Macy’s	111 West 33rd Street	May 2030	13.7 years	131,117	1.3%	6,625,601	1.4%
10. Urban Outfitters	1333 Broadway	Sept. 2029	13.0 years	56,730	0.5%	6,438,214	1.3%
11. Footlocker	112 West 34th Street	Apr. 2031	15.0 years	34,192	0.3%	6,214,260	1.3%
12. Duane Reade	ESB, 1350 B’Way, 250 West 57th	Feb. 2021-Sept. 2027	8.0 years	47,541	0.5%	6,169,339	1.3%
13. Legg Mason	First Stamford Place	Sept. 2024	8.0 years	138,868	1.4%	6,119,771	1.3%
14. On Deck Capital	1400 Broadway	Oct. 2016-Dec. 2026	9.3 years	107,800	1.1%	5,747,272	1.2%
15. WDFG North America	ESB	Dec 2025	9.3 years	5,300	0.1%	5,351,777	1.1%
16. Shutterstock	ESB	Apr. 2029	12.6 years	110,236	1.1%	4,886,141	1.0%
17. Kohl’s	1400 Broadway	May 2029	12.6 years	113,032	1.1%	4,806,146	1.0%
18. HNTB Corporation	ESB	Feb. 2026	9.4 years	78,361	0.8%	4,466,577	0.9%
19. Aeropostale	111 West 33rd Street	Nov. 2016-Nov. 2020	2.3 years	88,760	0.9%	4,202,301	0.9%
20. The Interpublic Group of Companies	1400 Broadway	Jul. 2024	7.8 years	87,076	0.9%	3,968,201	0.8%

Total				2,912,563	28.9%	$168,212,398	34.6%

Notes:

(1)	Expiration dates are per lease and do not assume exercise of renewal or extension options. None of these leases contain early termination options. For tenants with more than two leases, the lease expiration is shown as a range.
(2)	Represents the weighted average lease term, based on annualized rent.
(3)	Based on leases signed and commenced as of September 30, 2016.
(4)	Represents the percentage of rentable square feet of the Company’s office and retail portfolios in the aggregate.
(5)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(6)	Represents the percentage of annualized rent of the Company’s office and retail portfolios in the aggregate.

Portfolio Tenant Diversification by Industry (based on annualized rent)

Third Quarter 2016

Capital Expenditures and Redevelopment Program

(unaudited)

	Three Months Ended
Capital expenditures	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Tenant improvements - first generation	$31,959	$28,593	$8,876	$21,351	$29,552
Tenant improvements - second generation	949	1,113	1,443	2,507	1,792
Leasing commissions - first generation	7,141	3,374	5,696	3,515	4,115
Leasing commissions - second generation	388	313	185	462	60
Building improvements - first generation	17,970	24,073	11,728	16,547	12,554
Building improvements - second generation	2,061	53	604	1,546	650

Total	$60,468	$57,519	$28,532	$45,928	$48,723

Tenant space redevelopment by square feet (1) (2)

•	Future redevelopment (Empire State Building) - 340,000 square feet

•	Future redevelopment (other Manhattan properties) - 1,020,000 square feet

•	Redevelopment completed - 6,630,000 square feet

Inventory of vacant space (2)

•	Developed - 650,000 square feet, 78%

•	Undeveloped - 180,000 square feet, 22%

Inventory of undeveloped space (2)

•	Vacant - 180,000 square feet, 13%

•	Expires in 2016 - 110,000 square feet, 8%

•	Expires in 2017 and thereafter -1,070,000 square feet, 79%

Notes:

(1)	These estimates are based on the Company’s current budgets (which do not include base building work in tenant spaces, tenant improvements and leasing commission costs) and are subject to change.
(2)	Redevelopment program is for the Manhattan office assets only. Square footage based on market measurement. Developed space includes space that has been demolished and completed asbestos abatement and available for lease up or ready to be prebuilt. Permanent building use spaces, amenity spaces and broadcasting spaces are excluded.

Third Quarter 2016

Observatory Summary

(unaudited and in thousands)

		Three Months Ended
Observatory NOI	Twelve Months to Date	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Observatory revenue	$118,759	$38,093	$31,838	$21,181	$27,647	$35,702
Observatory expenses (1)	30,683	7,250	6,895	7,755	8,783	7,896

NOI	88,076	30,843	24,943	13,426	18,864	27,806
Intercompany rent expense (2)	72,042	22,983	18,488	13,718	16,853	20,828

NOI after intercompany rent	$16,034	$7,860	$6,455	$(292)	$2,011	$6,978

Note:

(1)	For 2015 periods presented, certain Empire State Building public relations costs previously included in property operating expenses are included in observatory expenses. For the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, public relations costs were $471, $314, $1,012, $621 and $612, respectively.
(2)	The observatory pays a market-based rent payment comprised of fixed and percentage rent to the Empire State Building. Intercompany rent is eliminated upon consolidation.

Annual Observatory Revenues 2011 to 2015

Third Quarter 2016

Condensed Consolidated Balance Sheets

(unaudited and dollars in thousands)

	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Assets
Commercial real estate properties, at cost:
Land	$201,196	$201,196	$201,196	$201,196	$201,196
Development costs	7,946	7,946	7,931	7,498	7,479
Building and improvements	2,196,864	2,147,050	2,089,792	2,067,636	2,036,187

	2,406,006	2,356,192	2,298,919	2,276,330	2,244,862
Less: accumulated depreciation	(532,406)	(509,736)	(490,427)	(465,584)	(445,549)

Commercial real estate properties, net	1,873,600	1,846,456	1,808,492	1,810,746	1,799,313
Cash and cash equivalents	594,297	35,454	44,440	46,685	46,388
Restricted cash	60,752	59,141	60,165	65,880	64,899
Tenant and other receivables, net	19,569	14,521	14,828	18,782	32,406
Deferred rent receivables, net	143,578	133,955	127,148	122,048	116,208
Prepaid expenses and other assets	33,685	47,895	29,908	50,460	33,759
Deferred costs, net	287,591	292,777	304,977	310,679	324,388
Acquired below-market ground leases, net	378,018	379,976	381,934	383,891	385,849
Goodwill	491,479	491,479	491,479	491,479	491,479

Total assets	$3,882,569	$3,301,654	$3,263,371	$3,300,650	$3,294,689

Liabilities and Equity
Mortgage notes payable, net	$763,457	$767,717	$772,015	$747,661	$751,904
Senior unsecured notes, net	589,546	588,703	587,861	587,018	586,167
Unsecured term loan facility, net	262,830	262,735	262,640	262,545	262,457
Unsecured revolving credit facility, net	—	40,000	—	35,192	14,802
Accounts payable and accrued expenses	154,573	143,296	119,104	111,099	106,699
Acquired below-market leases, net	87,708	91,850	96,245	104,171	112,312
Deferred revenue and other liabilities	24,176	23,019	26,802	31,388	38,066
Tenants’ security deposits	47,440	47,565	49,729	48,890	49,672

Total liabilities	1,929,730	1,964,885	1,914,396	1,927,964	1,922,079
Total equity	1,952,839	1,336,769	1,348,975	1,372,686	1,372,610

Total liabilities and equity	$3,882,569	$3,301,654	$3,263,371	$3,300,650	$3,294,689

Third Quarter 2016

Condensed Consolidated Statements of Income

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Revenues
Rental revenue	$115,634	$112,613	$114,908	$113,957	$110,903
Tenant expense reimbursement	19,176	19,054	18,120	19,638	23,096
Observatory revenue	38,093	31,838	21,181	27,647	35,702
Third party management and other fees	404	423	545	475	618
Other revenue and fees	2,541	1,887	2,320	3,483	5,460

Total revenues	175,848	165,815	157,074	165,200	175,779

Operating expenses
Property operating expenses (1)	38,585	37,386	39,104	38,297	41,052
Ground rent expenses	2,331	2,330	2,333	2,332	2,331
General and administrative expenses	11,798	12,907	10,918	9,678	10,182
Observatory expenses (1)	7,250	6,895	7,755	8,783	7,896
Real estate taxes	24,691	23,557	23,525	23,622	23,613
Acquisition expenses	—	—	98	—	193
Depreciation and amortization	37,607	38,548	39,227	45,258	45,169

Total operating expenses	122,262	121,623	122,960	127,970	130,436

Total operating income	53,586	44,192	34,114	37,230	45,343
Other income (expense)
Interest expense	(17,939)	(17,420)	(17,951)	(17,194)	(16,680)

Income before income taxes	35,647	26,772	16,163	20,036	28,663
Income tax (expense) benefit	(2,750)	(2,132)	542	(666)	(2,578)

Net income	32,897	24,640	16,705	19,370	26,085
Perpetual preferred unit distributions	(234)	(234)	(234)	(234)	(234)
Net income attributable to non-controlling interests	(16,690)	(13,317)	(9,043)	(10,884)	(14,631)

Net income attributable to common stockholders	$15,973	$11,089	$7,428	$8,252	$11,220

Weighted average common shares outstanding
Basic	136,831	122,502	120,778	118,706	115,900

Diluted	280,614	266,167	266,641	266,048	265,873

Net income per share attributable to common stockholders
Basic and Diluted	$0.12	$0.09	$0.06	$0.07	$0.10

Dividends per share	$0.105	$0.105	$0.085	$0.085	$0.085

(1)	For 2015 periods presented, certain Empire State Building public relations costs previously included in property operating expenses are included in observatory expenses. For the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, public relations costs were $471, $314, $1,012, $621 and $612, respectively.

Third Quarter 2016

Funds from Operations (“FFO”), Modified Funds From Operations (“Modified FFO”), Core Funds from

Operations (“Core FFO”), Core Funds Available for Distribution (“Core FAD”) and EBITDA

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Reconciliation of Net Income to FFO, Modified FFO and Core FFO
Net Income	$32,897	$24,640	$16,705	$19,370	$26,085
Preferred unit distributions	(234)	(234)	(234)	(234)	(234)
Real estate depreciation and amortization	37,318	38,386	39,075	45,085	45,072

FFO attributable to common stockholders and non-controlled interests	69,981	62,792	55,546	64,221	70,923
Amortization of below-market ground lease	1,957	1,958	1,958	1,958	1,957

Modified FFO attributable to common stockholders and non-controlled interests	71,938	64,750	57,504	66,179	72,880
Deferred financing costs write-off and prepayment penalty	—	—	552	—	—
Acquisition break-up fee	—	—	—	—	(2,500)
Acquisition expenses	—	—	98	—	193

Core FFO attributable to common stockholders and non-controlled interests	$71,938	$64,750	$58,154	$66,179	$70,573

Total weighted average shares and Operating Partnership Units
Basic	278,739	266,167	266,134	266,048	265,873

Diluted	280,614	266,167	266,134	266,048	265,873

FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.25	$0.24	$0.21	$0.24	$0.27

Diluted	$0.25	$0.24	$0.21	$0.24	$0.27

Modified FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.26	$0.24	$0.22	$0.25	$0.27

Diluted	$0.26	$0.24	$0.22	$0.25	$0.27

Core FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.26	$0.24	$0.22	$0.25	$0.27

Diluted	$0.26	$0.24	$0.22	$0.25	$0.27

Reconciliation of Core FFO to Core FAD
Core FFO	$71,938	$64,750	$58,154	$66,179	$70,573
Add:
Amortization of deferred financing costs	1,291	1,142	1,142	1,141	1,086
Non-real estate depreciation and amortization	289	162	152	173	97
Amortization of non-cash compensation expense	2,604	2,553	2,097	1,225	1,334
Amortization of debt discount	668	668	668	668	668
Deduct:
Straight-line rental revenues	(9,619)	(6,796)	(5,080)	(5,892)	(5,441)
Amortization of debt premiums	(1,736)	(1,737)	(1,737)	(1,736)	(1,737)
Above/below-market rent revenue amortization	(1,210)	(844)	(4,231)	(4,691)	(4,795)
Corporate and Observatory capital expenditures	(1,115)	(8,621)	(792)	—	(86)
Tenant improvements - second generation	(949)	(1,113)	(1,443)	(2,507)	(1,792)
Building improvements - second generation	(2,061)	(53)	(604)	(1,546)	(650)
Leasing commissions - second generation	(388)	(313)	(185)	(462)	(60)

Core FAD	$59,712	$49,798	$48,141	$52,552	$59,197

Reconciliation of Net Income to EBITDA
Net income	$32,897	$24,640	$16,705	$19,370	$26,085
Perpetual preferred unit distributions	(234)	(234)	(234)	(234)	(234)
Interest expense	17,939	17,420	17,951	17,194	16,680
Income tax expense (benefit)	2,750	2,132	(542)	666	2,578
Depreciation and amortization	37,607	38,548	39,227	45,258	45,169
Acquisition expenses	—	—	98	—	193

EBITDA	$90,959	$82,506	$73,205	$82,254	$90,471

Third Quarter 2016

Net Operating Income (“NOI”)

(unaudited and dollars in thousands)

	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Reconciliation of Net Income to NOI and Cash NOI
Net income	$32,897	$24,640	$16,705	$19,370	$26,085
Add:
General and administrative expenses	11,798	12,907	10,918	9,678	10,182
Depreciation and amortization	37,607	38,548	39,227	45,258	45,169
Interest expense	17,939	17,420	17,951	17,194	16,680
Acquisition expenses	—	—	98	—	193
Income tax expense (benefit)	2,750	2,132	(542)	666	2,578
Less:
Third-party management and other fees	(404)	(423)	(545)	(475)	(618)
Acquisition break-up fee	—	—	—	—	(2,500)

Net operating income	102,587	95,224	83,812	91,691	97,769

Straight-line rent	(9,619)	(6,796)	(5,080)	(5,892)	(5,441)
Above/below-market rent revenue amortization	(1,210)	(844)	(4,231)	(4,691)	(4,795)
Below-market ground lease amortization	1,957	1,958	1,958	1,958	1,957

Cash net operating income	93,715	89,542	76,459	83,066	89,490

Less: Observatory net operating income	(30,843)	(24,943)	(13,426)	(18,864)	(27,806)

Total portfolio (excluding observatory) cash net operating income	$62,872	$64,599	$63,033	$64,202	$61,684

Third Quarter 2016

Debt Summary

(unaudited and dollars in thousands)

	September 30, 2016			June 30, 2016
		Weighted Average			Weighted Average
Debt Summary	Balance	Interest Rate	Maturity (Years)	Balance	Interest Rate	Maturity (Years)
Fixed rate mortgage debt	$755,926	5.40%	2.5	$758,929	5.40%	2.7
Senior unsecured notes	600,000	3.47%	7.6	600,000	3.47%	7.9

Total fixed rate debt	1,355,926	4.55%	4.8	1,358,929	4.55%	5.0

Unsecured revolving credit facility	—	—	2.3	40,000	1.62%	2.6
Unsecured term loan facility (1)	265,000	2.13%	5.9	265,000	2.07%	6.2

Total variable rate debt	265,000	2.13%	5.6	305,000	2.01%	5.7

Total debt	1,620,926	4.15%	4.9	1,663,929	4.08%	5.1

Premium/discount	1,974			3,044
Deferred financing costs, net	(7,067)			(7,818)

Total	$1,615,833			$1,659,155

Notes:

(1)	Beginning August 2017, LIBOR is fixed at 2.1485% under a variable to fixed interest rate swap agreement.

Available Capacity	Facility	Outstanding at September 30, 2016	Letters of Credit	Available Capacity
Unsecured revolving credit facility (1)	$1,100,000	$—	$—	$1,100,000

Covenant Summary	Required	Current Quarter	In Compliance
Maximum Total Leverage(2)	< 60%	27.0%	Yes
Maximum Secured Debt	< 40%	12.5%	Yes
Minimum Fixed Charge Coverage	> 1.50x	3.3x	Yes
Minimum Unencumbered Interest Coverage	> 1.75x	7.0x	Yes
Maximum Unsecured Leverage	< 60%	23.6%	Yes
Maximum Secured Recourse Indebtedness	< 10%	0%	Yes
Minimum Tangible Net Worth	$1,203,815	$1,596,702	Yes

Notes:

(1)	The unsecured revolving credit facility has an accordion feature allowing for an increase in maximum aggregate principal balance to $1.25 billion under certain circumstances. This facility matures in January 2019 with two additional six-month extension options. On July 6, 2016, the unsecured revolving credit facility increased from $800 million to $1.1 billion.
(2)	Represents the ratio of total indebtedness to total asset value as defined and determined in accordance with the credit facility agreement.

Third Quarter 2016

Debt Detail

(unaudited and dollars in thousands)

	Stated Interest Rate (%)	Current Interest Rate (%)	Principal Balance	Maturity Date	Amortization
Fixed rate mortgage debt:
10 Bank Street	5.72%	5.72%	$31,715	6/1/2017	30 years
1542 Third Avenue	5.90%	5.90%	17,906	6/1/2017	30 years
First Stamford Place	5.65%	5.65%	236,030	7/5/2017	30 years
383 Main Avenue	5.59%	5.59%	28,811	7/5/2017	30 years
1010 Third Avenue and 77 West 55th Street	5.69%	5.69%	26,646	7/5/2017	30 years
1333 Broadway	6.32%	6.32%	67,909	1/5/2018	30 years
1400 Broadway (first lien mortgage loan)	6.12%	6.12%	67,974	2/5/2018	30 years
1400 Broadway (second lien mortgage loan)	3.35%	3.35%	9,442	2/5/2018	30 years
111 West 34th Street (first lien mortgage loan)	6.01%	6.01%	75,554	4/5/2018	30 years
111 West 34th Street (second lien mortgage loan)	6.56%	6.56%	9,543	4/5/2018	30 years
1350 Broadway	5.87%	5.87%	37,913	4/5/2018	30 years
Metro Center	3.59%	3.59%	96,483	11/5/2024	30 years
10 Union Square	3.70%	3.70%	50,000	4/1/2026	Interest only

Total mortgage debt			755,926

Unsecured revolving credit facility	LIBOR plus 1.15%	1.68%	—	1/23/2019	Interest only
Exchangeable senior unsecured notes	2.63%	2.63%	250,000	8/15/2019	Interest only
Unsecured term loan facility	LIBOR plus 1.60%	2.13%	265,000	8/24/2022	Interest only
Senior unsecured notes (Series A)	3.93%	3.93%	100,000	3/27/2025	Interest only
Senior unsecured notes (Series B)	4.09%	4.09%	125,000	3/27/2027	Interest only
Senior unsecured notes (Series C)	4.18%	4.18%	125,000	3/27/2030	Interest only

Total / weighted average debt		4.15%	1,620,926

Premium/discounts			1,974
Deferred financing costs, net			(7,067)

Total			$1,615,833

Third Quarter 2016

Debt Maturities and Ground Lease Commitments

(unaudited and dollars in thousands)

Year	Amortization	Maturities (1)	Total	Percentage of Total Debt	Weighted Average Interest Rate of Maturing Debt

2016	$3,086	$—	$3,086	0.2%	n/a
2017	9,904	336,009	345,913	21.3%	5.67%
2018	2,880	262,210	265,090	16.4%	6.02%
2019	2,188	250,000	252,188	15.6%	2.63%
2020	2,268	—	2,268	0.1%	n/a
Thereafter	9,706	742,675	752,381	46.4%	3.31%

Total debt	$30,032	$1,590,894	1,620,926	100.0%	4.15%

Premium/discount			1,974
Deferred financing costs, net			(7,067)

Total			$1,615,833

Note:

(1)	Assumes no extension options are exercised.

Debt Maturity Profile

Ground Lease Commitments

Year	1350 Broadway	1400 Broadway	111 West 33rd Street	Total
2016	$27	$169	$184	$380
2017	108	675	735	1,518
2018	108	675	735	1,518
2019	108	675	735	1,518
2020	108	675	735	1,518
Thereafter	2,439	12,825	41,466	56,730

	$2,898	$15,694	$44,590	$63,182

Third Quarter 2016

Supplemental Definitions

Funds From Operations (“FFO”)

We compute FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income (loss) (determined in accordance with GAAP), excluding impairment writedowns of investments in depreciable real estate and investments in in-substance real estate investments, gains or losses from debt restructurings and sales of depreciable operating properties, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs), less distributions to non-controlling interests and gains/losses from discontinued operations and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized non-GAAP financial measure for REITs that we believe, when considered with financial statements determined in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate has generally appreciated over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand an equity REIT’s operating performance. We present FFO because we consider it an important supplemental measure of our operating performance and believe that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results of operations, the utility of FFO as a measure of its performance is limited. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

Modified Funds From Operations (“Modified FFO”)

Modified FFO adds back an adjustment for any above or below-market ground lease amortization to traditionally defined FFO. We consider this a useful supplemental measure in evaluating our operating performance due to the non-cash accounting treatment under GAAP, which stems from the July 2014 acquisition of two properties as they carry significantly below market ground leases, the amortization of which is material to our overall results. We present Modified FFO because we consider it an important supplemental measure of our operating performance in that it adds back the non-cash amortization of below-market ground leases. There can be no assurance that Modified FFO presented by us is comparable to similarly titled measures of other REITs. Modified FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Modified FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions.

Core Funds From Operations (“Core FFO”)

Core FFO adds back to Modified FFO the following items: private perpetual preferred exchange offering expenses, acquisition expenses, gain on settlement of lawsuit related to the Observatory, net of income taxes, deferred financing cost write-off, prepayment penalties, construction severance expenses and acquisition break-up fee. The Company presents Core FFO because it considers it an important supplemental measure of its operating performance in that it excludes non-recurring items. There can be no assurance that Core FFO presented by the Company is comparable to similarly titled measures of other REITs. Core FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results.

Core Funds Available for Distribution (“Core FAD”)

In addition to Core FFO, we present Core FAD by (i) adding to Core FFO non-real estate depreciation and amortization, the amortization of deferred financing costs, amortization of debt discounts and non-cash compensation expenses and (ii) deducting straight line rent, recurring second generation leasing commissions, tenant improvements, prebuilts, capital expenditures, furniture, fixtures & equipment, amortization of debt premiums and above/below market rent revenue. Core FAD is presented solely as a supplemental disclosure that we believe provides useful information regarding our ability to fund our dividends. Core FAD does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FAD is not indicative of cash available to fund ongoing cash needs., including the ability to make cash distributions. There can be no assurance that Core FAD presented by us is comparable to similarly titled measures of other REITs.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure of performance. NOI is used by our management to evaluate and compare the performance of our properties and to determine trends in earnings and to compute the fair value of our properties as it is not affected by; (i) the cost of funds of the property owner, (ii) the impact of depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets that are included in net income computed in accordance with GAAP, (iii) acquisition expenses and break-up fee, or (iv) general and administrative expenses and other gains and losses that are specific to the property owner. The cost of funds is eliminated from net operating income because it is specific to the particular financing capabilities and constraints of the owner. The cost of funds is also eliminated because it is dependent on historical interest rates and other costs of capital as well as past decisions made by us regarding the appropriate mix of capital which may have changed or may change in the future. Depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets are eliminated because they may not accurately represent the actual change in value in our office or retail properties that result from use of the properties or changes in market conditions. While certain aspects of real property do decline in value over time in a manner that is reasonably captured by depreciation and amortization, the value of the properties as a whole have historically increased or decreased as a result of changes in overall economic conditions instead of from actual use of the property or the passage of time. Gains and losses from the sale of real property vary from property to property and are affected by market conditions at the time of sale which will usually change from period to period. These gains and losses can create distortions when comparing one period to another or when comparing our operating results to the operating results of other real estate companies that have not made similarly timed, purchases or sales. We believe that eliminating these costs from net income is useful because the resulting measure captures the actual revenue, generated and actual expenses incurred in operating our properties as well as trends in occupancy rates, rental rates and operating costs. However, the usefulness of NOI is limited because it excludes general and administrative costs, interest expense, depreciation and amortization expense and gains or losses from the sale of properties, and other gains and losses as stipulated by GAAP, the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, all of which are significant economic costs. NOI may fail to capture significant trends in these components of net income which further limits its usefulness. NOI is a measure of the operating performance of our properties but does not measure our performance as a whole. NOI is therefore not a substitute for net income as computed in accordance with GAAP. This measure should be analyzed in conjunction with net income computed in accordance with GAAP. Other companies may use different methods for calculating NOI or similarly entitled measures and, accordingly, our NOI may not-be comparable to similarly entitled measures reported by other companies that do not define the measure exactly as we do.

EBITDA

We compute EBITDA as net income plus perpetual preferred unit distributions, interest expense, income taxes, depreciation and amortization and acquisition expenses. We present EBITDA because we believe that EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of its ability to incur and service debt. EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of our financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of its liquidity.